SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                  Form 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  May 13, 1997


                    BRILLIANT DIGITAL ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-21637               95-4592204
  (State or Other Jurisdiction     (Commission           (IRS Employer
        of Incorporation)         File Number)        Identification No.)


                  6355 Topanga Canyon Boulevard, Suite 513
                      Woodland Hills, California 91367
                  (Address of Principal Executive Offices)

                               (818) 346-3653
                       (Registrant's Telephone Number)
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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on May 13, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 14, 1997                       BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                   By:  /s/ Michael Ozen
                                      ---------------------------------
                                        Michael Ozen
                                        Chief Financial Officer

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                                EXHIBIT INDEX

Exhibits                                                          Page Number
--------                                                          -----------
99.1       Press Release dated May 13, 1997.                           5